UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 17, 2010
Date of Report (Date of earliest event reported)
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Hartford Plaza, Hartford, Connecticut 06155
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 3.03 Material Modification of the Rights of Security Holders
Item 5.03 Amendments to the Articles of Incorporation
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-1.2
EX-1.3
EX-1.4
EX-1.5
EX-1.6
EX-3.1
EX-4.2
EX-4.3
EX-4.4
EX-4.6
EX-5.1
EX-5.2
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement
     Common Stock and Depositary Shares
     On March 17, 2010, The Hartford Financial Services Group, Inc. (the “Company”) entered into (i) a common stock Pricing Agreement, dated March 17, 2010 (the “Common Stock Pricing Agreement”), which incorporated by reference the terms of the common stock Underwriting Agreement General Terms and Conditions, dated March 17, 2010 (the “Common Stock Underwriting Agreement”), each between the Company and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as the representatives of the respective underwriters named in such agreement (the “Common Stock Underwriters”) with respect to the offer and sale of 59,590,089 shares of its common stock (which reflects the exercise of the Common Stock Underwriters’ option to purchase additional shares of common stock) and (ii) a depositary shares Pricing Agreement, dated March 17, 2010 (the “Depositary Shares Pricing Agreement”), which incorporated by reference the terms of the depositary shares Underwriting Agreement General Terms and Conditions, dated March 17, 2010 (the “Depositary Shares Underwriting Agreement”), each between the Company and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as the representatives of the respective underwriters named in such agreement (the “Depositary Shares Underwriters”), with respect to the offer and sale of 23,000,000 depositary shares (“Depositary Shares”), with each Depositary Share representing a 1/40th interest in a share of the Company’s 7.25% Mandatory Convertible Preferred Stock, Series F (“Mandatory Convertible Preferred Stock”) (which reflects the exercise of the Depositary Shares Underwriters’ option to purchase additional Depositary Shares). The securities sold pursuant to the Common Stock Underwriting Agreement and the Depositary Shares Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-142044). The closing of the sale of common stock and Depositary Shares occurred on March 23, 2010.
     The Common Stock Pricing Agreement sets forth the public offering price, and provides, among other things, that the Underwriters will purchase the common stock from the Company at the public offering price, less a discount of $0.888 per share.
     The Depositary Shares Pricing Agreement provides, among other things, that the Underwriters will purchase the Depositary Shares from the Company at the public offering price, less a discount of $0.75 per Depositary Share.
     The Deposit Agreement, dated as of March 23, 2010 (the “Deposit Agreement”), between the Company, The Bank of New York Mellon, as depositary (the “Depositary”) and holders from time to time of the receipts issued thereunder, governs the deposit of the Mandatory Convertible Preferred Stock with the Depositary and the issuance by the Depositary of the Depositary Shares. A copy of the Deposit Agreement is attached hereto as Exhibit 4.6 and incorporated herein by reference.
     Senior Notes
     On March 18, 2010, the Company entered into (i) a senior notes Pricing Agreement, dated March 18, 2010 (the “Notes Pricing Agreement” and together with the Common Stock Pricing Agreement and the Depositary Shares Pricing Agreement, the “Pricing Agreements”), which incorporated by reference the terms of the notes Underwriting Agreement General Terms and Conditions (the “Notes Underwriting Agreement” and together with the Common Stock Underwriting Agreement and the Depositary Shares Underwriting Agreement, the “Underwriting Agreements”), with Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as the representatives of the respective underwriters named in such agreement (the “Notes Underwriters” and, together with the Common Stock Underwriters and the Depositary Shares Underwriters, the “Underwriters”), with respect to the offer and sale by the Company of $300 million aggregate principal amount of its 4.00% Senior Notes due 2015 (the “2015 Notes”), $500 million aggregate principal amount of its 5.50% Senior Notes due 2020 (the “2020 Notes”) and $300 million aggregate principal amount of its 6.625% Senior Notes due 2040 (the “2040 Notes” and, together with the 2015 Notes and 2020 Notes, the “Notes” ). The Notes sold pursuant to the Notes Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-142044). The closing of the sale of Notes occurred on March 23, 2010.
     The Notes Pricing Agreement sets forth the specific terms of the Notes, including public offering price, coupon rate and interest payment dates and provides, among other things, that the Underwriters will purchase the Notes from the Company at the public offering prices, less a discount of 0.600% for the 2015 Notes, 0.650% for the 2020 Notes and 0.875% for the 2040 Notes, respectively.
     Underwriting Agreements
     The Underwriting Agreements include customary representations, warranties and covenants by the Company. They also provide for customary indemnification by each of the Company and the respective Underwriters party to the relevant agreement against certain liabilities arising out of or in connection with sale of the common stock, Depositary Shares and Notes, respectively, and for customary contribution provisions in respect of those liabilities.
     The Underwriters and their affiliates have provided and in the future may continue to provide various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.
     The foregoing description of the material terms of the Underwriting Agreements and Pricing Agreements is qualified in its entirety by reference to the Underwriting Agreements, which are attached hereto as Exhibits 1.1, 1.2 and 1.3, respectively, and the Pricing Agreements, which are attached hereto as Exhibits 1.4, 1.5 and 1.6, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation
     As described under Item 1.01 above, pursuant to the Notes Underwriting Agreement and Notes Pricing Agreement, the Company issued $300 million aggregate principal amount of 2015 Notes, $500 million aggregate principal amount of 2020 Notes and $300 million aggregate principal amount of 2040 Notes pursuant to a Senior Indenture, dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).
     The Notes are unsecured senior obligations of the Company and will rank equally with all unsecured and unsubordinated indebtedness of the Company. The Notes will bear interest at per-annum rates of 4.00% in the case of the 2015 Notes, 5.50% in the case of the 2020 Notes and 6.625% in the case of the 2040 Notes. The Company will pay interest on each series of Notes semi-annually in arrears on March 30 and September 30 of each year, beginning on September 30, 2010.
     The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to sell, transfer or create certain liens, including liens on the capital stock of any restricted subsidiary.
     The 2015 Notes will mature on March 30, 2015, the 2020 Notes will mature on March 30, 2020 and the 2040 Notes will mature on March 30, 2040. However, the Company, at its option, may redeem the Notes at any time in whole or from time to time in part in multiples of $1,000, by paying the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25, 25 or 30 basis points, as applicable, for the 2015 Notes, the 2020 Notes and the 2040 Notes, respectively, plus accrued and unpaid interest up to the date of redemption.
     The Indenture contains customary events of default. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all the Notes to be immediately due and payable.
     The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 and incorporated herein by reference.

Item 3.03	Material Modification of the Rights of Security Holders
     Under the terms of the Mandatory Convertible Preferred Stock, the Company’s ability to declare or pay dividends or make distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its common stock, or any junior stock or parity stock currently outstanding or issued in the future, will be subject to certain restrictions in the event that the Company does not pay in full or declare and set aside for payment in full all accrued and unpaid dividends on the Mandatory Convertible Preferred Stock. The terms of the Mandatory Convertible Preferred Stock are more fully set forth in the Certificate of Designations, Preferences and Rights described in Item 5.03 below and attached hereto as Exhibit 3.1 and incorporated herein by reference. A copy of the form of certificate for the Mandatory Convertible Preferred Stock is attached hereto as Exhibit 4.5 and incorporated herein by reference.

Item 5.03	Amendments to the Articles of Incorporation
     In connection with the issuance of the Depositary Shares, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights (the “Certificate of Designations”) setting out the form and the terms of the Mandatory Convertible Preferred Stock, which amended the Company’s Amended and Restated Certificate of Incorporation, effective immediately upon filing on March 23, 2010. The Mandatory Convertible Preferred Stock will rank, with respect to dividend rights and rights upon the Company’s liquidation, winding-up or dissolution:
     • senior to all common stock of the Company and, if issued, the Company’s Series B Preferred Stock and the Series C Preferred Stock and to each other class of other capital stock or series of preferred stock issued after the original issue date of the Mandatory Convertible Preferred Stock unless the terms of that stock expressly provide that it ranks senior to, or equally with, the Mandatory Convertible Preferred Stock;
     • equally with the Company’s Series E Preferred Stock, which the Company intends to repurchase with the net proceeds of the common stock, Depositary Shares and Notes offerings, together with available funds, subject to the approval of the Treasury Department, and equally with any class of capital stock or series of preferred stock established after the original issue date of the Mandatory Convertible Preferred Stock, the terms of which expressly provide that such class or series will rank equally with the Mandatory Convertible Preferred Stock;
     • junior to each class of capital stock or series of preferred stock established after the original issue date of the Mandatory Convertible Preferred Stock, the terms of which expressly provide that such class or series will rank senior to the Mandatory Convertible Preferred Stock; and
     • junior to the Company’s and its subsidiaries’ existing and future indebtedness (including, in the case of the Company’s subsidiaries, trade payables).
     The Company will pay cumulative dividends on each share of the Mandatory Convertible Preferred Stock at a rate of 7.25% per annum on the initial liquidation preference of $1,000 per share. Dividends will accrue and cumulate from the date of issuance and, to the extent that the Company is legally permitted to pay dividends and its board of directors declares a dividend payable, the Company will, from July 1, 2010 until and including January 1, 2013 pay dividends on each January 1, April 1, July 1 and October 1, in cash and (whether or not declared prior to that date) on April 1, 2013 will pay or deliver, as the case may be, dividends in cash, shares of its common stock, or a combination thereof, at its election.
     Each share of Mandatory Convertible Preferred Stock will automatically convert into shares of common stock on April 1, 2013 if not earlier converted at the option of the holder upon the occurrence of a fundamental change (as defined in the Certificate of Designations). The number of shares issuable upon mandatory conversion of each share of Mandatory Convertible Preferred Stock will be a variable amount based on the average of the daily volume weighted average price per share of the Company’s common stock during a specified period of 20 consecutive trading days with the number of shares of common stock ranging from 29.536 to 36.036 per share of Mandatory Convertible Preferred Stock, subject to anti-dilution adjustments.
     At any time prior to March 15, 2013, holders of the Mandatory Convertible Preferred Stock may elect to convert their shares at the minimum conversion rate, and will receive accrued and unpaid dividends for past dividend periods but will not receive accrued and unpaid dividends for the current dividend period. Upon a fundamental change (as defined in the Certificate of Designations), holders of the Mandatory Convertible Preferred Stock may elect to convert their shares at a fundamental change conversion rate (as defined in the Certificate of Designations), and will receive accrued and unpaid dividends. The Company may elect to pay accrued and unpaid dividends payable in connection with any conversion of the Mandatory Convertible Preferred Stock in cash, shares of its common stock or a combination thereof.
     Except as required by law or the Company’s Amended and Restated Certificate of Incorporation, which will include the Certificate of Designations for the Mandatory Convertible Preferred Stock, the holders of Mandatory Convertible Preferred Stock will have no voting rights (other than with respect to certain matters regarding the Mandatory Convertible Preferred Stock or when dividends payable on the Mandatory Convertible Preferred Stock have not been paid for an aggregate of six quarterly divided periods, or more, whether or not consecutive, as provided in the Certificate of Designations).
     The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On March 23, 2010, the Company issued a press release announcing the closing of its common stock, Depositary Shares and Notes offerings, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01 Other Events
     On March 23, 2010, the Company closed the sale of (i) 59,590,089 shares of common stock (which includes 7,337,837 optional shares purchased by the Common Stock Underwriters) at a price to the public of $27.75 per share; (ii) 23,000,000 Depositary Shares (which includes 3,000,000 optional Depositary Shares purchased by the Depositary Shares Underwriters) at a price to the public of $25.00 per share and (iii) $300 million aggregate principal amount of its 2015 Notes, $500 million aggregate principal amount of its 2020 Notes and $300 million aggregate principal amount of its 2040 Notes.
     The Company plans, subject to approval of the Department of the Treasury (the “Treasury Department”), to use $425 million of the net proceeds from the Notes offering, together with available funds and estimated net proceeds of $1.6 billion and $556 million from the offering of its common stock and Depositary Shares, respectively, to repurchase the 3,400,000 shares of its Series E Fixed Rate Cumulative Perpetual Preferred Stock issued in June 2009 to the Treasury Department in connection with its participation in the Treasury Department’s Capital Purchase Program. The remaining proceeds of the Notes offering will be used to pre-fund the repayment of the Company’s senior debt maturing in 2010 and 2011. If the Treasury does not approve the repurchase, the Company will use the net proceeds of the offerings for general corporate purposes.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
1. 1	Common Stock Underwriting Agreement General Terms and Conditions, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Common Stock Underwriters.

1.2	Depositary Shares Underwriting Agreement General Terms and Conditions, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Depositary Shares Underwriters.

1.3	Notes Underwriting Agreement General Terms and Conditions, dated March 18, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Notes Underwriters.

Exhibit No.	Description
1.4	Common Stock Pricing Agreement, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Common Stock Underwriters.

1.5	Depositary Shares Pricing Agreement, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Depositary Shares Underwriters.

1.6	Notes Pricing Agreement, dated March 18, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Notes Underwriters.

3.1	Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock, Series F (including form of stock certificate).

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated April 11, 2007).

4.2	4.00% Senior Note due 2015.

4.3	5.50% Senior Note due 2020.

4.4	6.625% Senior Note due 2040.

4.5	Form of certificate for the 7.25% Mandatory Convertible Preferred Stock, Series F (included as Exhibit A to Exhibit 3.1).

4.6	Deposit Agreement, dated as of March 23, 2010, among The Hartford Financial Services Group, Inc., The Bank of New York Mellon, as Depositary, and holders from time to time of the Receipts issued thereunder (including form of Depositary Receipt).

4.7	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.6).

5.1	Opinion of Alan J. Kreczko.

5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1).

23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.2).

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 23, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)
March 23, 2010	By:	/s/ RICARDO A. ANZALDUA
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1. 1	Common Stock Underwriting Agreement General Terms and Conditions, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Common Stock Underwriters.

1.2	Depositary Shares Underwriting Agreement General Terms and Conditions, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Depositary Shares Underwriters.

1.3	Notes Underwriting Agreement General Terms and Conditions, dated March 18, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Notes Underwriters.

1.4	Common Stock Pricing Agreement, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Common Stock Underwriters.

1.5	Depositary Shares Pricing Agreement, dated March 17, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Depositary Shares Underwriters.

1.6	Notes Pricing Agreement, dated March 18, 2010, among The Hartford Financial Services Group, Inc. and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the Notes Underwriters.

3.1	Certificate of Designations of 7.25% Mandatory Convertible Preferred Stock, Series F (including form of stock certificate).

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Trust Company, N.A., as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Current Report on Form 8-K dated April 11, 2007).

4.2	4.00% Senior Note due 2015.

4.3	5.50% Senior Note due 2020.

4.4	6.625% Senior Note due 2040.

4.5	Form of certificate for the 7.25% Mandatory Convertible Preferred Stock, Series F (included as Exhibit A to Exhibit 3.1).

4.6	Deposit Agreement, dated as of March 23, 2010, among The Hartford Financial Services Group, Inc., The Bank of New York Mellon, as Depositary, and holders from time to time of the Receipts issued thereunder (including form of Depositary Receipt).

4.7	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.6).

5.1	Opinion of Alan J. Kreczko.

5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

Exhibit No.	Description
23.1	Consent of Alan J. Kreczko (included in Exhibit 5.1).

23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.2).

99.1	Press Release of The Hartford Financial Services Group, Inc. dated March 23, 2010.